Exhibit 99.1
Investor Presentation October 18, 2006 CONFIDENTIAL DRAFT: 10/09/06 3:30 pm ET Servicing the food industry

Forward-Looking Language This presentation contains forward-looking statements regarding the business operations of Darling and the industry in which it operates. These statements are identified by words such as "may," "will," "expect," "believe," "intend," "anticipate," "should," "estimate," "continue," and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including business and economic conditions in its existing markets that could cause actual results to differ materially from those projected in such forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in the Company's filings with the Securities and Exchange Commission. Darling is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Over a century old, Darling International Inc. is America's leading provider of rendering, recycling and recovery solutions to the nations food industry. the nations food industry. the nations food industry. the nations food industry. the nations food industry. the nations food industry.

Darling at a Glance Founded in 1882; public since 1994 Corporate headquarters in Irving, Texas 86 locations across the US 1,850 employees nationwide AMEX: DAR Financial metrics: $350 million market capitalization $500 million of annual revenues $57 million, $74 million and $68 million of EBITDA, respectively, for 2005, 2004 and 2003

Industry Overview Over 50 billion pounds of inedible by-products generated annually from meat packers, poultry processors and retail food stores Animal and food by-product recycling industry is "mission critical" in food supply chain and is most efficient and environmentally sound disposal alternative

Industry Leader Largest and only publicly traded US provider of rendering, recycling, and recovery solutions Only rendering company with national footprint Network of 44 processing facilities from coast to coast Established "fee for service" business model in 1999 Exports finished goods to over 35 countries Loyal relationships with suppliers and reputation for outstanding and reliable service Experienced management team Creating value by leveraging our core competencies in collection, processing and marketing

Darling's Value Proposition Unmatched capabilities and breadth of service offerings Diversified business model Healthy capital structure with attractive asset and debt mix Uniquely positioned to capitalize on favorable market and regulatory trends Increasing government regulation of waste disposal Projected growth in restaurant services Emergence of renewable fuels market Committed to driving growth and delivering value to our stockholders

Business Segments Rendering Restaurant Services

Rendering Overview Purchase and Collection Pricing Marketing, Sales and Distribution Darling operates a fleet of approx 1,100 trucks to collect raw materials from approx 100,000 food service establishments, butcher shops, grocery stores, and independent meat and poultry processors nationwide "Formula" basis: Applied to approx 50% of Darling's annual raw material volume; cost is tied to published finished product commodity prices after deducting a fixed service charge "Non-formula" basis: Applied to remaining volume; suppliers are either paid a fixed price, are not paid, or are charged for the expense of collection, depending on various economic and competitive factors Darling markets finished products worldwide. Primarily BFT and YG, and MBM, a protein; oils used in pet food, animal feed, soaps; oleo-chemical producers use oils as feed stocks to produce ingredients for paint, rubber, paper, concrete, plastics; MBM is used as high protein additives in pet food and animal feed

Macro Factors Impacting Performance Raw material supply Fluctuations in demand for proteins Trade constraints Finished product prices Energy costs Legislation

NBP Acquisition Highlights On May 15, 2006, Darling completed its acquisition of National By-Products (NBP), a top five US independent rendering company based in Des Moines, IA Key benefits from transaction include: Expanded network of facilities, particularly in the Midwest Greater customer and business diversification Broader bench of senior management talent Greater scale, industry expertise and management talent will drive improved operating efficiencies and growth opportunities

Processing Facilities and Serviced Areas



Tacoma
Portland
Boise
San Francisco
Turlock
Fresno
Las Vegas
Los Angeles
Santa Ana
San Diego
Denver (2)
Garden City
Grand Island
Sioux City
Blue Earth
Des Moines
Wahoo
Omaha
(4)
Kansas City
(3+ hides)
Wichita
Tulsa
Dallas
San Antonio
Houston (2)
Little Rock
St. Louis
Mason City
Waterloo
Clinton
Lynn Center
Berlin
Coldwater
Detroit
Chicago
Indianapolis
Cleveland
Pittsburgh
Zanesville
Cincinnati
Newark
Alma
Jacksonville
Tampa
Ft. Lauderdale

Darling Facilities

- Core Rendering Activity
- Grease Processing/Collection
- Trap Services
- Pet Food Processing
- Blending

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Smooth and Successful Integration Implemented operational best practices Completed route optimization Redirected raw material Closed non-essential facilities Administrative improvements ongoing

Rendering Revenues 2001 2002 2003 2004 2005 DAR 179701 176057 214189 201138 192340 NBP 171534 179591 201485 198326 188172 Millions RENDERING REVENUES

Restaurant Services Overview Basic cooking oil removal (COR) service Collection of used cooking oil from inside systems or outside corrals Only US provider of collection, storage, transport, and recycling of old grease on a national scale Grease trap maintenance and cleaning service Operates in 20 markets Customers represent FSEs, malls and industrial food processors Premium service offered in conjunction with COR Self contained used cooking oil storage system inside or outside customer's premises

CleanStar Environmentally safe and efficient - Used cooking oil is pumped directly into sealed, insulated CleanStar storage tank with press of button Customer choice - Option of inside or outside storage systems to fit customer needs

Torvac(Trap) Ongoing maintenance - Provides manpower, equipment and expertise to find and fix grease trap problems Compliance - Removed material is tracked and handled in legal, environmentally sound manner

Cooking Oil Removal (COR) Bundled services - Complete, individualized used cooking oil collection and recycling services nationwide through local providers Environmental compliance - Efficient, reliable pickup and disposal of non-recyclable waste

Restaurant Services Revenues Millions

Key Growth Drivers Service areas encompass most major metropolitan areas in US Adoption of stringent ordinances to regulate disposal of used cooking oil and animal waste Large national chains prefer to deal with fewer suppliers Superior quality and service Multiple service offerings (Trap & COR) LOCATION LEGISLATION REACH BUNDLING REPUTATION

Renewable Fuels The market US consumption of diesel is over 60 billion gallons annually The current environment Growing consumer demand for affordable alternatives to petroleum-based fuel product The business Since 2001, bio-diesel consumption in US grew from virtually zero to 150 million gallons in 2005 By 2010, bio-diesel consumption is estimated to reach over 1 billion gallons

The Opportunity Darling is uniquely positioned to capitalize on emerging bio-diesel opportunity Animal fats have historically traded at a discount to vegetable oils Largest producer of animal fat and used cooking oil in the country Access to large, stable supply of raw materials is a key competitive advantage

Strong, Experienced Management Team

Name	Position	Biography
Randall Stuewe	Chairman and Chief Executive Officer	Chairman and CEO since February 2003. EVP at ConAgra Foods from 1996 to 1999; President of Gilroy Foods from 2000 to 2003; prior to that spent 12 years in management, sales and trading positions at Cargill
John Muse	Executive Vice President – Finance and Administration	EVP – Finance and Administration since February 2000. Darling's VP and CFO from 1997 to 2000; VP and General Manager at Consolidated Nutrition from 1994 to 1997; VP of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company, serves on FM Global advisory board.
Neil Katchen	Executive Vice President – Chief Operating Officer	EVP – Operations since November 2001. VP of Darling's Eastern Region from 1997 to 2001; General Manager of Darling's Newark, NJ facility from 1990 to 1997.
Mark Myers	Executive Vice President – Chief Operating Officer	EVP – Operations since May 2006. President and CEO of National By-Products from 2001 to 2006; COO from 1999 to 2001; Regional manager from 1997 to 1999; held several other positions at NBP from 1970 to 1998.
Robert Seemann	Executive Vice President – Sales and Services	EVP – Sales and Services since August 2004. VP of International and Foodservice of ConAgra Food Ingredients from 2003 to 2004; VP Sales and Marketing of Gilroy Foods, a division of ConAgra from 2001 to 2003; EVP of Lamb Weston, a division of ConAgra from 1999 to 2001.

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Operating Cash Flows 2001 2002 2003 2004 2005 DAR 28908 37258 42284 45795 31920 NBP 18153 23866 25983 28190 25575 Millions

Well-Positioned for Success Market leader National footprint Unmatched capabilities and service offerings Experienced leadership team Favorable industry trends Healthy capital structure Diversified business model ....to drive growth and shareholder value Leveraging our strengths...

Servicing the food industry